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                                                                    EXHIBIT 99.2

                                CERTIFICATION OF
                  GERHARD E. KURZ, PRINCIPAL EXECUTIVE OFFICER
                         OF SEABULK INTERNATIONAL, INC.
                         PURSUANT TO 18 U.S.C. SS. 1350

         I, Gerhard E. Kurz, certify that the accompanying report on Form 10-K for the year ending December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirement of that section.

         I further certify that the information contained in the report fairly presents, in all material aspects, the financial operations and results of operations of the Company.





                                                      /s/  GERHARD E. KURZ
                                                      -------------------------
                                                      Name: Gerhard E. Kurz
                                                      Date: March 28, 2003